EXHIBIT 99.1

     Golden River Resources Announces High Grade Surface Results


    MELBOURNE, Australia--(BUSINESS WIRE)--Nov. 29, 2006--Golden River Resources Corporation, (OTCBB:GORV), a Delaware Corporation specializing in gold exploration, is pleased to announce it has received results from surface sampling at its exploration properties within the Slave Craton Nunavut, Canada.

    Golden River Resources advises that the recently completed exploration program follows up a highly successful 2004 examination with a focus on re-examining key areas for a planned winter drill program.

    During our summer field program, a total of 901 samples were taken in and around the Contwoyto Lake and Hood River concessions within the Slave Craton. Sample preparation and analysis was conducted by Acme Analytical Laboratories Ltd of Vancouver, B.C. Samples were analysed with a 36 element geochemical procedure and gold fire assays were conducted where warranted. The field program and sampling was under the direct supervision of Bruce Goad, PGeo, a Qualified Person under NI 43-101.

    Hood River Concession

    Our Hood River concession covers 15,450 acres of prospective ground in the High Lake volcanic belt. Our most recent results from 343 rock outcrop samples collected primarily in three prospective sectors continue to show encouraging results.

    Of the 343 samples:

    --  117 returned values greater than 0.5 g/t gold.

    --  33 contained 3.0 g/t to 60.0g/t gold

    Significant results are presented in table format below.

                                                              Silver
  Sample No         Property           Gold ppb    Gold g/t     g/t
------------- --------------------- -------------- --------- ---------
                                     greater than
   167468        Penthouse South           100,000    62.18      12.9
------------- --------------------- -------------- --------- ---------
   167470        Penthouse South           20,926     39.79       4.4
------------- --------------------- -------------- --------- ---------
   150361        Penthouse South         28,317.7     38.68       5.3
------------- --------------------- -------------- --------- ---------
   150205        Penthouse South          5,275.3      9.41       0.9
------------- --------------------- -------------- --------- ---------
   147250        Penthouse North            5,940      8.88       2.4
------------- --------------------- -------------- --------- ---------
    BR040        Penthouse North          2,831.9      8.73       3.3
------------- --------------------- -------------- --------- ---------
   150226        Penthouse South          8,501.7       7.8       6.4
------------- --------------------- -------------- --------- ---------
   150238        Penthouse North          8,283.7      7.49       3.5
------------- --------------------- -------------- --------- ---------
   150216        Penthouse South          5,703.7      5.81        76
------------- --------------------- -------------- --------- ---------
   150218        Penthouse South          5,595.5      5.68      57.3
------------- --------------------- -------------- --------- ---------
   167474        Penthouse South            3,623      5.33      19.2
------------- --------------------- -------------- --------- ---------

    The Penthouse prospect covers a large structurally controlled 3 kilometer long zone of sheared and brecciated siliceous basalts and sediments that may be directly analogous to the nearby Ulu deposit. Arsenopyrite mineralization is abundant over a 500 metre wide by 2 700 metre long area proximal to the volcanic-sediment contact.

    The results indicate the need for follow up drill investigation. These surface results will be combined with our geophysical data to form the basis for new drill targets in 2007.

                                                           Silver
  Sample No          Property         Gold ppb  Gold g/t     g/t
------------- ----------------------- --------- --------- ---------
   150241         North Fold Nose      57793.2     70.46      29.3
------------- ----------------------- --------- --------- ---------
   150245         North Fold Nose      40704.4     46.06      85.1
------------- ----------------------- --------- --------- ---------
   185863         North Fold Nose      17578.2     19.79       6.8
------------- ----------------------- --------- --------- ---------
   185851         North Fold Nose        16562     16.75       4.8
------------- ----------------------- --------- --------- ---------
   150242         North Fold Nose        14444     18.44      10.9
------------- ----------------------- --------- --------- ---------
   150246         North Fold Nose       5526.9      6.48      10.8
------------- ----------------------- --------- --------- ---------
   150248         North Fold Nose       4537.3       5.7       2.2
------------- ----------------------- --------- --------- ---------
   150249         North Fold Nose       4257.2      4.91       1.9
------------- ----------------------- --------- --------- ---------
   185852         North Fold Nose       3098.2      5.01       1.5
------------- ----------------------- --------- --------- ---------

    These samples were collected over an area measuring 400 metres by 800 metres. The North Fold Nose zone is located approximately 3 km north of the ULU deposit and is thought to be part of the same major fold structure which hosts the ULU deposit.

    Contwoyto Lake Area

    The Contwoyto concessions cover an area of 11,062 acres. With the use of recent airborne geophysical surveys and new structural data, Golden River Resources has outlined numerous zones of banded iron formations with strike lengths of over several kilometres.

    A total of 381 samples were collected from the six Contwoyto concession subsections. To date the scope of work has been limited to a more regional nature in this area.

    The majority of the best values (between 600 and 14,000 ppb gold) come from folded and faulted deformation zones within several of the iron formation horizons. The size and nature of at least these areas appear similar to the nearby Lupin Mine.

    Several new claims were staked over some of the most promising areas. Further detailed work is required over the principle areas of the Contwoyto concession.

    Background to Slave Craton Concessions

    Golden River Resources has an arrangement with Tahera Diamond Corporation ("Tahera"), to explore for gold and base metals on the Tahera ground in the Contwoyto Lake area, proximal to the Lupin Mine and the High Lake Volcanic Belt, in the Hood River area within the Slave Craton of Nunavut in Canada.

    Golden River is very encouraged by the results of the 2006 exploration program which was successful in finding locations of strong gold mineralization. Our planned drill program is expected to take place during the 2007 winter months.

    About Golden River Resources Corporation

    Golden River Resources is a Delaware Corporation that is focusing its activities in the mining and exploration industry. Golden River Resources has entered into an arrangement with Tahera Diamond Corporation, a Canadian diamond explorer, to explore for gold and base metals on Tahera's ground in the Slave Craton of northern Canada. Through its wholly owned subsidiary, Golden Bull Resources, the Company also has highly prospective properties within the Committee Bay Greenstone Belt, Canada. Golden River Resources is continuing to investigate opportunities in the industry for investment and or other types of participation. For further information please visit our website at www.goldenriverresources.com.

    Forward-Looking Statements

    Forward-looking statements in this press release are made pursuant to the "safe harbour" provisions of the Private Securities Litigation Reform Act of 1995. Investors are cautioned that such forward-looking statements involve risks and uncertainties including, without limitation, the risks of exploration and development stage projects, risks associated with environmental and other regulatory matters, mining risks and competition and the volatility of mineral prices. Actual results and timetables could vary significantly. Additional information about these and other factors that could affect the Company's business is set forth in the Company's fiscal 2006 Annual Report on Form 10-KSB and other filings with the Securities and Exchange Commission.


    CONTACT: Golden River Resources Corporation
             Joseph Gutnick, +011 613 8532 2860
             (Chief Executive Officer)
             Fax: +011 613 8532 2805
             E-mail: josephg@axisc.com.au